INVESCO ADVISOR FUNDS, INC.
                   Revised Supplement dated April 11, 1997
                    To Prospectus Dated December 31, 1996


      The Board of Directors of INVESCO Advisor Funds, Inc. ("Company") at a meeting held on March 26, 1997, voted to approve a consolidation of the Company's services with those of The AIM Family of Funds. The Company's investment adviser, INVESCO Services, Inc. ("ISI"), recently became affiliated with A I M Management Group Inc., a financial services holding company located in Houston, Texas, through a merger described in a proxy statement that was distributed to Company shareholders December 26, 1996. In order to implement the proposed consolidation, shareholders of the Company will be asked to approve (1) a new investment advisory contract with A I M Advisors, Inc. ("AIM") with terms substantially identical to those of the Company's current investment advisory contract with ISI, (2) amendments to the sub-advisory contracts for the individual funds of the Company to reflect the substitution of AIM for ISI as investment adviser, and (3) a new board of directors consisting of persons who are currently directors of The AIM Family of Funds. There will be no change in the identities of the current sub-advisers, except that Cash Management Portfolio will no longer have a sub-adviser but will, instead, be directly advised by AIM. If these changes are approved by shareholders, A I M Distributors, Inc. would become the Company's principal underwriter and certain other affiliated and unaffiliated service providers to the AIM Funds would provide services to the Company. The proposed changes are not expected to increase fees payable by the Company or any Portfolio for services. If approved by shareholders, the consolidation with the AIM family of mutual funds is expected to be implemented at some time subsequent to August 1, 1997.